Exhibit 10.1

              THIRD AMENDMENT TO RESTATED UNDERWRITING, CONTINUING
                       INDEMNITY, AND SECURITY AGREEMENT

      THIS THIRD AMENDMENT TO RESTATED UNDERWRITING, CONTINUING INDEMNITY, AND SECURITY AGREEMENT ("this Third Amendment") is entered into as of the 1st day of May, 2007, by and among INTEGRATED ELECTRICAL SERVICES, INC., a Tennessee corporation, and certain of its Affiliates and Subsidiaries identified on Exhibit A, in their capacity as named Principal under any Bond (individually and collectively "Principal"); and INTEGRATED ELECTRICAL SERVICES, INC., a Delaware corporation, and certain of its Affiliates and Subsidiaries identified on Exhibit B (along with Principal, individually and collectively "Indemnitors");
and FEDERAL INSURANCE COMPANY, an Indiana corporation, its Affiliates and Subsidiaries and their respective co-sureties and reinsurers, and their respective successors and permitted assigns (individually and collectively "Surety"). All capitalized terms will have the meaning set out in Section 1.

                              W I T N E S S E T H:

      WHEREAS, Indemnitors and Surety entered into that certain Restated Underwriting, Continuing Indemnity, and Security Agreement dated as of May 12, 2006, as amended by First Amendment to Restated Underwriting, Continuing Indemnity, and Security Agreement dated as of October 31, 2006, and Rider to Add Principal/Indemnitor and Second Amendment to Restated Underwriting, Continuing Indemnity, and Security Agreement dated as of December 28, 2006 (collectively "the Agreement"), the terms of which are incorporated herein by this reference; and

      WHEREAS, the parties desire to enter into this Third Amendment for the purpose of amending and modifying the Agreement, as set out in this Third Amendment.

      NOW, THEREFORE, in consideration of the foregoing premises and other mutual considerations, the undersigned agree as follows:

      1. Definitions. Unless otherwise specifically defined in this Third Amendment, all capitalized terms will have the meaning set out in the Agreement.

      2. Bonds; Conditions Precedent to all Bonds. The reference to an Eighty Million Dollars ($80,000,000) limitation on Bonded Backlog is deleted from paragraph (m) of Section 3 of the Agreement and replaced with a reference to One Hundred Million Dollars ($100,000,000).

      3. Security Interest;  Obligations  Secured.  Subject to the provisions of
Section 4 of this Third Amendment regarding the payment of a facility fee, and provided, that, no Event of Default has occurred Surety will return to Indemnitors Five Million Dollars ($5,000,000) of the Existing Pledged Collateral, which will be returned free and clear of all Liens. Other than the Existing Pledged Collateral that is returned to Indemnitors by Surety, Surety will retain its first priority Lien and security interest in all of the Existing Pledged Collateral in the principal amount of Nine Million Two Hundred Thirty-Eight Thousand Forty 17/100 Dollars ($9,238,040.17) (after payment of the facility fee referred to in Section 4) (plus any interest and earnings that accrue after May 30, 2007) as additional security for any and all Surety Loss. Surety will also retain the Existing Letters of Credit. On May 31, 2007, the principal amount of the Existing Pledged Collateral that is retained by Surety plus the aggregate face amount of the Existing Letters of Credit will be equal to Thirty Million Two Hundred Thirty-Five Thousand Nine Hundred Ninety-Five 67/100 Dollars ($30,235,995.67).

      4. Facility Fee. In consideration of Surety's agreement to enter into this Third Amendment, Indemnitors will pay to Surety a facility fee in the amount of One Hundred Thousand Dollars ($100,000). The foregoing facility fee will be due and payable on May 30, 2007, and it will be deducted by Surety from the Existing Pledged Collateral.

      5. Consent of Lender. Indemnitors will obtain the agreement of Bank of America, N.A. to amend the existing Intercreditor Agreement to increase the limitation on the aggregate penal amount of Bonds that may be issued per month from and after June 1, 2006, to at least Twenty Million Dollars ($20,000,000) per month.

      6. Representations and Warranties of Indemnitors. Each Indemnitor represents and warrants to Surety that all of the representations and warranties made by Indemnitors in the Agreement (whether made as an Indemnitor or as a Principal) and in this Third Amendment are true and correct as applicable to such Principal or Indemnitor in all material respects, as of the date hereof (except to the extent its representations and warranties specifically relate to an earlier date).

      7. Continuing Effect. Except as specifically set forth in this Third Amendment, the Agreement remains in full force and effect as originally written.

      8. Counterparts. This Third Amendment may be executed by the parties independently in any number of counterparts, all of which together will constitute but one and the same instrument which is valid and effective as if all parties had executed the same counterpart.

      IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment as of the day and year first above written.

                                          SURETY:

                                          FEDERAL INSURANCE COMPANY


                                          By:  _________________________________
                                          Its: _________________________________

                                        PRINCIPAL:

                                        INTEGRATED ELECTRICAL SERVICES, INC.


                                        By: ____________________________________
                                            Curt Warnock, Senior Vice President

                                        ALADDIN WARD ELECTRIC & AIR, INC.
                                        AMBER ELECTRIC, INC.
                                        ARC ELECTRIC, INCORPORATED
                                        BACHOFNER ELECTRIC, INC.
                                        BRYANT ELECTRIC COMPANY, INC.
                                        COMMERCIAL ELECTRICAL CONTRACTORS, INC.
                                        CROSS STATE ELECTRIC, INC.
                                        DANIEL ELECTRICAL CONTRACTORS, INC.
                                        DAVIS ELECTRICAL CONSTRUCTORS, INC.
                                        ELECTRO-TECH, INC.
                                        FEDERAL COMMUNICATIONS GROUP, INC.
                                        HATFIELD REYNOLDS ELECTRIC COMPANY
                                        IES HOUSTON RESOURCES, INC.
                                        KAYTON ELECTRIC, INC.
                                        MARK HENDERSON, INCORPORATED
                                        MENNINGA ELECTRIC, INC.
                                        MID-STATES ELECTRIC COMPANY, INC.
                                        MITCHELL ELECTRIC COMPANY, INC.
                                        MURRAY ELECTRICAL CONTRACTORS, INC.
                                        NEWCOMB ELECTRIC COMPANY, INC.
                                        NEW TECHNOLOGY ELECTRICAL CONTRACTORS,
                                           INC.
                                        PAN AMERICAN ELECTRIC, INC.
                                        PAULIN ELECTRIC COMPANY, INC.
                                        PRIMENET, INC.
                                        PRIMO ELECTRIC COMPANY
                                        RODGERS ELECTRIC COMPANY, INC.
                                        RON'S ELECTRIC, INC.
                                        THOMAS POPP & COMPANY
                                        VALENTINE ELECTRICAL, INC.


                                        By: ____________________________________
                                            Curt Warnock
                                            Vice President

                                  BEXAR ELECTRIC COMPANY, LTD.
                                  By: BW/BEC Inc., its general partner

                                      By: ______________________________________
                                          Curt Warnock
                                          Vice President


                                  HAYMAKER ELECTRIC, LTD.
                                  By: General Partner, Inc., its general partner

                                      By: ______________________________________
                                          Curt Warnock
                                          Vice President


                                  HOUSTON-STAFFORD ELECTRICAL
                                     CONTRACTORS LP
                                  By: Houston-Stafford Management LLC, its
                                      general partner

                                      By: ______________________________________
                                          Curt Warnock
                                          Vice President


                                  MILLS ELECTRIC LP
                                  By: Mills Management LLC

                                      By: ______________________________________
                                          Curt Warnock
                                          Vice President


                                  NEAL ELECTRIC LP
                                  By: BW/BEC Inc., its general partner

                                      By: ______________________________________
                                          Curt Warnock
                                          Vice President

                                  RAINES ELECTRIC LP
                                  By: Raines Management LLC, its general partner

                                      By: ______________________________________
                                          Curt Warnock
                                          Vice President


                                  RIVIERA ELECTRIC, LLC

                                  By: __________________________________________
                                      Curt Warnock
                                      Vice President


                                  INDEMNITORS:


                                  INTEGRATED ELECTRICAL SERVICES, INC.

                                  By: __________________________________________
                                      Curt Warnock, Senior Vice President


                                  ALADDIN WARD ELECTRIC & AIR, INC.
                                  AMBER ELECTRIC, INC.
                                  ARC ELECTRIC, INCORPORATED
                                  BACHOFNER ELECTRIC, INC.
                                  BRYANT ELECTRIC COMPANY, INC.
                                  COMMERCIAL ELECTRICAL CONTRACTORS, INC.
                                  CROSS STATE ELECTRIC, INC.
                                  DANIEL ELECTRICAL CONTRACTORS, INC.
                                  DAVIS ELECTRICAL CONSTRUCTORS, INC.
                                  ELECTRO-TECH, INC.
                                  FEDERAL COMMUNICATIONS GROUP, INC.
                                  HATFIELD REYNOLDS ELECTRIC COMPANY
                                  IES HOUSTON RESOURCES, INC.
                                  KAYTON ELECTRIC, INC.
                                  MARK HENDERSON, INCORPORATED
                                  MENNINGA ELECTRIC, INC.
                                  MID-STATES ELECTRIC COMPANY, INC.
                                  MITCHELL ELECTRIC COMPANY, INC.
                                  MURRAY ELECTRICAL CONTRACTORS, INC.
                                  NEWCOMB ELECTRIC COMPANY, INC.
                                  NEW TECHNOLOGY ELECTRICAL CONTRACTORS,
                                     INC.

                                 PAN AMERICAN ELECTRIC, INC.
                                 PAULIN ELECTRIC COMPANY, INC.
                                 PRIMENET, INC.
                                 PRIMO ELECTRIC COMPANY
                                 RODGERS ELECTRIC COMPANY, INC.
                                 RON'S ELECTRIC, INC.
                                 THOMAS POPP & COMPANY
                                 VALENTINE ELECTRICAL, INC.


                                 By:  __________________________________________
                                      Curt Warnock
                                      Vice President


                                 BEXAR ELECTRIC COMPANY, LTD.
                                 By:  BW/BEC Inc., its general partner

                                      By: ______________________________________
                                          Curt Warnock
                                          Vice President


                                 HAYMAKER ELECTRIC, LTD.
                                 By:  General Partner, Inc., its general partner

                                      By: ______________________________________
                                          Curt Warnock
                                          Vice President


                                 HOUSTON-STAFFORD ELECTRICAL
                                    CONTRACTORS LP
                                 By:  Houston-Stafford Management LLC, its
                                      general partner

                                      By: ______________________________________
                                          Curt Warnock
                                          Vice President


                                 MILLS ELECTRIC LP
                                 By:  Mills Management LLC

                                      By: ______________________________________
                                          Curt Warnock
                                          Vice President

                                NEAL ELECTRIC LP
                                By:  BW/BEC Inc., its general partner

                                     By: ____________________________________
                                         Curt Warnock
                                         Vice President


                                RAINES ELECTRIC LP
                                By:  Raines Management LLC, its general partner

                                     By: ____________________________________
                                         Curt Warnock
                                         Vice President


                                RIVIERA ELECTRIC, LLC

                                     By: ____________________________________
                                         Curt Warnock
                                         Vice President

                                    PRINCIPAL

------------------------------------------------------------------------------------------------------------------------------------
                                   PRINCIPAL PLACE OF
                                   BUSINESS/CHIEF                              STATE OF
                                   EXECUTIVE OFFICE              TYPE OF       FORMATION/      TAX I.D.     TRADE NAME
PRINCIPAL                          (Six Months and Current)      ENTITY        REGISTRATION    NUMBER       (Past Six Months)
------------------------------------------------------------------------------------------------------------------------------------
Integrated Electrical              1800 West Loop South,         Corporation   Delaware        76-0542208   IES
Services, Inc.                     Suite 500
                                   Houston, Texas 77027
------------------------------------------------------------------------------------------------------------------------------------
Aladdin Ward Electric & Air,       7011 15th Street East         Corporation   Florida         59-2137098   None
Inc.                               Sarasota, Florida 34243
------------------------------------------------------------------------------------------------------------------------------------
Amber Electric, Inc.               630 Kissimmee Avenue          Corporation   Florida         59-1888807   None
                                   Ocoee, Florida 34761
------------------------------------------------------------------------------------------------------------------------------------
ARC Electric, Incorporated         500 Woodlake Drive            Corporation   Delaware        76-0581695   ARC Electric
                                   Suite 105
                                   Chesapeake, Virginia 23320                                               PrimeNet
------------------------------------------------------------------------------------------------------------------------------------
Bachofner Electric, Inc.           20811 NW Cornell Road,        Corporation   Delaware        76-0593514   None
                                   Suite 400
                                   Hillsboro, Oregon 97124
------------------------------------------------------------------------------------------------------------------------------------
Bexar Electric Company,            6223 IH 10 West               Limited       Texas           74-2767532   Bexar Electric Company
Ltd.                               San Antonio, Texas 78201      Partnership
                                                                                                            Galbraith Electric

                                                                                                            Bexar Communications
------------------------------------------------------------------------------------------------------------------------------------
Bryant Electric Company, Inc.      215 Balfour Drive             Corporation   North Carolina  56-0154780   None
                                   Archdale, North Carolina
                                   27263-3117
------------------------------------------------------------------------------------------------------------------------------------
Commercial Electrical              975 Millbury Street           Corporation   Delaware        76-0587343   Commercial
Contractors, Inc.                  Worcester, Massachusetts                                                 Communications
                                   01607
                                                                                                            Advantage Controls
------------------------------------------------------------------------------------------------------------------------------------
Cross State Electric, Inc.         2445 Railroad Street          Corporation   California      95-3657116   None
                                   Corona, California 92880-
                                   5419
------------------------------------------------------------------------------------------------------------------------------------
Daniel Electrical Contractors,     5965 NW 82nd Avenue           Corporation   Florida         59-2622624   Daniel Electrical
Inc.                               Miami, Florida 33166
                                                                                                            Daniel Electrical
                                                                                                            of West Palm Beach

                                                                                                            Daniel Electrical -
                                                                                                            Treasure Coast

                                                                                                            East Coast Electric

                                                                                                            Collier Electric

                                                                                                            Collier-Daniel
                                                                                                            Electric
------------------------------------------------------------------------------------------------------------------------------------

                                    EXHIBIT A

------------------------------------------------------------------------------------------------------------------------------------
Davis Electrical                   429 N. Main Street            Corporation   South Carolina  57-0474303   Davis International,
Constructors, Inc.                 Greenville, South Carolina                                               a division of Davis
                                   29601                                                                    Electrical
                                                                                                            Constructors, Inc.

                                                                                                            Davis Constructors
------------------------------------------------------------------------------------------------------------------------------------
Electro-Tech, Inc.                 1235 Coney Island Drive       Corporation   Nevada          88-0200302   Electro-Tech of
                                   Sparks, Nevada 89431-6035                                                Nevada
------------------------------------------------------------------------------------------------------------------------------------
Federal Communications             2328 West Huntington          Corporation   Delaware        85-0461441   Apex Tele-
Group, Inc.                        Drive                                                                    Communications
                                   Tempe, Arizona 85282                                                     Training Solutions
------------------------------------------------------------------------------------------------------------------------------------
Hatfield Reynolds Electric         945 West Deer Valley          Corporation   Arizona         86-0565738   Hatfield Reynolds
Company                            Road,                                                                    Electric
                                   Suite 1
                                   Phoenix, Arizona 85027
------------------------------------------------------------------------------------------------------------------------------------
Haymaker Electric, Ltd.            2928 6th Avenue South         Limited       Alabama         63-1080688   None
                                   Birmingham, Alabama           Partnership
                                   35233-2902
------------------------------------------------------------------------------------------------------------------------------------
Houston-Stafford Electrical        10203 Mula Circle             Limited       Texas           52-2095983   Houston Stafford
Contractors LP                     Stafford, Texas 77477         Partnership                                Electric

                                                                                                            HSE Electrical
                                                                                                            Contractors

                                                                                                            HSE Alarm Systems

                                                                                                            HSE Special Systems

                                                                                                            Austin-Stafford Electric

                                                                                                            Copious Technologies

                                                                                                            HSE Electrical Services

------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
IES Houston Resources, Inc.        6510 Bourgeouis Road          Corporation   Delaware        76-0214796   Gray Electric
                                   Houston, Texas 77066
                                                                                                            IES Mutifamily
                                                                                                            Resources

                                                                                                            J.W. Gray Electrical
                                                                                                            Contractors, LP

                                                                                                            J.W. Gray Holdings
                                                                                                            II LLC

                                                                                                            J.W. Gray Electric
                                                                                                            Company, Inc.

                                                                                                            Pollock Summit
                                                                                                            Electric LP

                                                                                                            Pollock Summit
                                                                                                            Holdings II LLC

                                                                                                            Pollock Summit
                                                                                                            Electric

                                                                                                            SecurePro Alarm
                                                                                                            Systems

                                                                                                            Summit Electric of
                                                                                                            Texas, Inc.

                                                                                                            Tesla Power and
                                                                                                            Automation L.P.

                                                                                                            Tesla Power
                                                                                                            (Nevada) II LLC

------------------------------------------------------------------------------------------------------------------------------------
Kayton Electric, Inc.              120 South Lincoln Street      Corporation   Nebraska        47-0623159   None
                                   Holdrege, Nebraska 68949
------------------------------------------------------------------------------------------------------------------------------------
Mark Henderson,                    5322 Snapfinger Park Drive    Corporation   Delaware        76-0576830   Mark Henderson
Incorporated                       Decatur, Georgia 30035-
                                   4040
------------------------------------------------------------------------------------------------------------------------------------
Menninga Electric, Inc.            905 West 8th Street           Corporation   Delaware        76-0575872   None
                                   Pella, Iowa 50219
------------------------------------------------------------------------------------------------------------------------------------
Mid-States Electric                117 North Conalco Drive       Corporation   Delaware        62-1746956   None
Company, Inc.                      Jackson, Tennessee 38301
------------------------------------------------------------------------------------------------------------------------------------
Mills Electric LP                  2525 Walnut Hill Lane         Limited       Texas           52-2095984   Mills Electrical
                                   Dallas, Texas 75229           Partnership                                Contractors
------------------------------------------------------------------------------------------------------------------------------------
Mitchell Electric Company,         7138 North 110th Avenue       Corporation   Arizona         86-0141057   None
Inc.                               Glendale, Arizona 85307-
                                   2800
------------------------------------------------------------------------------------------------------------------------------------
Murray Electrical                  2250 Aviation Drive           Corporation   Delaware        74-2913067   None
Contractors, Inc.                  Roseburg, Oregon 97470
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Neal Electric LP                   1608 Royston Lane             Limited       Texas           76-0657784   None
                                   Building 2                    Partnership
                                   Round Rock, Texas 78664
------------------------------------------------------------------------------------------------------------------------------------
Newcomb Electric Company,          2708 Shenandoah Avenue        Corporation   Delaware        76-0611653   None
Inc.                               Roanoke, Virginia 24017
------------------------------------------------------------------------------------------------------------------------------------
New Technology Electrical          20811 NW Cornell Road         Corporation   Delaware        74-2918933   New Tech Electric
Contractors, Inc.                  Suite 400
                                   Hillsboro, Oregon 97124-                                                 New Tech Services
                                   5611
                                                                                                            Data Tech Communications

                                                                                                            Bachofner
                                                                                                            Electric-Oregon

                                                                                                            Bachofner Datacomm, Inc.
------------------------------------------------------------------------------------------------------------------------------------
Pan American Electric, Inc.        1300 Fort Negley Boulevard    Corporation   Tennessee       62-0985675   None
                                   Nashville, Tennessee 37203
------------------------------------------------------------------------------------------------------------------------------------
Paulin Electric Company, Inc.      8803 National Turnpike        Corporation   Delaware        74-2879154   Paulin Electric
                                   Fairdale, Kentucky 40118
                                                                                                            Woods Electric

                                                                                                            Hanen Electric

                                                                                                            T&O Controls
------------------------------------------------------------------------------------------------------------------------------------
PrimeNet, Inc.                     220 Eighth Avenue NW          Corporation   Delaware        74-2902100   None
                                   Glen Burnie, Maryland
                                   21061
------------------------------------------------------------------------------------------------------------------------------------
Primo Electric Company             220 Eighth Avenue NW          Corporation   Delaware        74-2902099   B&D Electric, Inc.
                                   Glen Burnie, Maryland
                                   21061                                                                    PrimeNet
------------------------------------------------------------------------------------------------------------------------------------
Raines Electric LP                 2525 Walnut Hill Lane         Limited       Texas           52-2132532   Raines Electrical
                                   Dallas, Texas 75229           Partnership                                Contractors
------------------------------------------------------------------------------------------------------------------------------------
Riviera Electric, LLC              5001 South Zuni               Limited       Delaware        03-0507360   Riviera Electric
                                   Littleton, Colorado 80120     Liability
                                                                 Company
------------------------------------------------------------------------------------------------------------------------------------
Rodgers Electric Company,          1611 East Marine View         Corporation   Washington      91-1004905   None
Inc.                               Drive
                                   Everett, Washington 98201
------------------------------------------------------------------------------------------------------------------------------------
Ron's Electric, Inc.               2017 Demers Avenue            Corporation   Delaware        74-2925506   IES-North Plains
                                   Grand Forks, North Dakota
                                   58201
------------------------------------------------------------------------------------------------------------------------------------
Thomas Popp & Company              10152 International Blvd.     Corporation   Ohio            31-1112666   None
                                   Cincinnati, Ohio 45246
------------------------------------------------------------------------------------------------------------------------------------
Valentine Electrical, Inc.         104 Green Chimneys Court      Corporation   Delaware        74-2916344   Valentine
                                   Ashland, Virginia 23005                                                  Communications
------------------------------------------------------------------------------------------------------------------------------------

                                   INDEMNITORS

------------------------------------------------------------------------------------------------------------------------------------
                                   PRINCIPAL PLACE OF
                                   BUSINESS/CHIEF                              STATE OF
                                   EXECUTIVE OFFICE               TYPE OF      FORMATION/      TAX I.D.        TRADE NAME
INDEMNITOR                         (Six Months and Current)       ENTITY       REGISTRATION    NUMBER          (Past Six Months)
------------------------------------------------------------------------------------------------------------------------------------
Integrated Electrical              1800 West Loop South,          Corporation  Delaware        76-0542208      IES
Services, Inc.                     Suite 500
                                   Houston, Texas 77027
------------------------------------------------------------------------------------------------------------------------------------
Aladdin Ward Electric & Air,       7011 15th Street East          Corporation  Florida         59-2137098      None
Inc.                               Sarasota, Florida 34243
------------------------------------------------------------------------------------------------------------------------------------
Amber Electric, Inc.               630 Kissimmee Avenue           Corporation  Florida         59-1888807      None
                                   Ocoee, Florida 34761
------------------------------------------------------------------------------------------------------------------------------------
ARC Electric, Incorporated         500 Woodlake Drive             Corporation  Delaware        76-0581695      ARC Electric
                                   Suite 105
                                   Chesapeake, Virginia 23320                                                  PrimeNet
------------------------------------------------------------------------------------------------------------------------------------
Bachofner Electric, Inc.           20811 NW Cornell Road,         Corporation  Delaware        76-0593514      None
                                   Suite 400
                                   Hillsboro, Oregon 97124
------------------------------------------------------------------------------------------------------------------------------------
Bexar Electric Company,            6223 IH 10 West                Limited      Texas           74-2767532      Bexar Electric
Ltd.                               San Antonio, Texas 78201       Partnership                                  Company

                                                                                                               Galbraith Electric

                                                                                                               Bexar Communications
------------------------------------------------------------------------------------------------------------------------------------
Bryant Electric Company,           215 Balfour Drive              Corporation  North Carolina  56-0154780      None
Inc.                               Archdale, North Carolina
                                   27263-3117
------------------------------------------------------------------------------------------------------------------------------------
Commercial Electrical              975 Millbury Street            Corporation  Delaware        76-0587343      Commercial
Contractors, Inc.                  Worcester, Massachusetts                                                    Communications
                                   01607
                                                                                                               Advantage Controls
------------------------------------------------------------------------------------------------------------------------------------
Cross State Electric, Inc.         2445 Railroad Street           Corporation  California      95-3657116      None
                                   Corona, California 92880-5419
------------------------------------------------------------------------------------------------------------------------------------
Daniel Electrical Contractors,     5965 NW 82nd Avenue            Corporation  Florida         59-2622624      Daniel Electrical
Inc.                               Miami, Florida 33166
                                                                                                               Daniel Electrical of
                                                                                                               West Palm Beach

                                                                                                               Daniel Electrical -
                                                                                                               Treasure Coast

                                                                                                               East Coast Electric

                                                                                                               Collier Electric

                                                                                                               Collier-Daniel
                                                                                                               Electric
------------------------------------------------------------------------------------------------------------------------------------


                                    EXHIBIT B

------------------------------------------------------------------------------------------------------------------------------------
Davis Electrical                   429 N. Main Street            Corporation   South Carolina  57-0474303      Davis International,
Constructors, Inc.                 Greenville, South Carolina                                                  a division of Davis
                                   29601                                                                       Electrical
                                                                                                               Constructors, Inc.

                                                                                                               Davis Constructors
------------------------------------------------------------------------------------------------------------------------------------
Electro-Tech, Inc.                 1235 Coney Island Drive       Corporation   Nevada          88-0200302      Electro-Tech of
                                   Sparks, Nevada 89431-6035                                                   Nevada
------------------------------------------------------------------------------------------------------------------------------------
Federal Communications             2328 West Huntington Drive    Corporation   Delaware        85-0461441      Apex Tele-
Group, Inc.                        Tempe, Arizona 85282                                                        Communications
                                                                                                               Training Solutions
------------------------------------------------------------------------------------------------------------------------------------
Hatfield Reynolds Electric         945 West Deer Valley          Corporation   Arizona         86-0565738      Hatfield Reynolds
Company                            Road,                                                                       Electric
                                   Suite 1
                                   Phoenix, Arizona 85027
------------------------------------------------------------------------------------------------------------------------------------
Haymaker Electric, Ltd.            2928 6th Avenue South         Limited       Alabama         63-1080688      None
                                   Birmingham, Alabama           Partnership
                                   35233-2902
------------------------------------------------------------------------------------------------------------------------------------
Houston-Stafford Electrical        10203 Mula Circle             Limited       Texas           52-2095983      Houston Stafford
Contractors LP                     Stafford, Texas 77477         Partnership                                   Electric

                                                                                                               HSE Electrical
                                                                                                               Contractors

                                                                                                               HSE Alarm
                                                                                                               Systems

                                                                                                               HSE Special
                                                                                                               Systems

                                                                                                               Austin-Stafford
                                                                                                               Electric

                                                                                                               Copious
                                                                                                               Technologies

                                                                                                               HSE Electrical
                                                                                                               Services
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
IES Houston Resources, Inc.        6510 Bourgeouis Road          Corporation    Delaware       76-0214796   Gray Electrick
                                   Houston, Texas 77066
                                                                                                            IES Multifamily
                                                                                                            Resources

                                                                                                            J.W. Gray Electrical
                                                                                                            Contractors, LP

                                                                                                            Pollock Summit
                                                                                                            Electric LP

                                                                                                            Pollock Summit
                                                                                                            Electric

                                                                                                            SecurePro Alarm
                                                                                                            Systems

                                                                                                            Tesla Power and
                                                                                                            Automation L.P.
------------------------------------------------------------------------------------------------------------------------------------
Kayton Electric, Inc.              120 South Lincoln Street      Corporation    Nebraska       47-0623159   None
                                   Holdrege, Nebraska 68949
------------------------------------------------------------------------------------------------------------------------------------
Mark Henderson,                    5322 Snapfinger Park Drive    Corporation    Delaware       76-0576830   Mark Henderson
Incorporated                       Decatur, Georgia 30035-
                                   4040
------------------------------------------------------------------------------------------------------------------------------------
Menninga Electric, Inc.            905 West 8th Street           Corporation    Delaware       76-0575872   None
                                   Pella, Iowa 50219
------------------------------------------------------------------------------------------------------------------------------------
Mid-States Electric                117 North Conalco Drive       Corporation    Delaware       62-1746956   None
Company, Inc.                      Jackson, Tennessee 38301
------------------------------------------------------------------------------------------------------------------------------------
Mills Electric LP                  2525 Walnut Hill Lane         Limited        Texas          52-2095984   Mills Electrical
                                   Dallas, Texas 75229           Partnership                                Contractors
------------------------------------------------------------------------------------------------------------------------------------
Mitchell Electric Company,         7138 North 110th Avenue       Corporation    Arizona        86-0141057   None
Inc.                               Glendale, Arizona 85307-2800
------------------------------------------------------------------------------------------------------------------------------------
Murray Electrical                  2250 Aviation Drive           Corporation    Delaware       74-2913067   None
Contractors, Inc.                  Roseburg, Oregon 97470
------------------------------------------------------------------------------------------------------------------------------------
Neal Electric LP                   1608 Royston Lane             Limited        Texas          76-0657784   None
                                   Building 2                    Partnership
                                   Round Rock, Texas 78664
------------------------------------------------------------------------------------------------------------------------------------
Newcomb Electric Company,          2708 Shenandoah Avenue        Corporation    Delaware       76-0611653   None
Inc.                               Roanoke, Virginia 24017
------------------------------------------------------------------------------------------------------------------------------------
New Technology Electrical          20811 NW Cornell Road         Corporation    Delaware       74-2918933   New Tech Electric
Contractors, Inc.                  Suite 400
                                   Hillsboro, Oregon 97124-5611                                             New Tech Services

                                                                                                            Data Tech
                                                                                                            Communications

                                                                                                            Bachofner Electric-
                                                                                                            Oregon

                                                                                                            Bachofner Datacomm, Inc.
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

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
Pan American Electric, Inc.        1300 Fort Negley Boulevard    Corporation    Tennessee      62-0985675    None
                                   Nashville, Tennessee 37203
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Paulin Electric Company, Inc.      8803 National Turnpike        Corporation    Delaware       74-2879154    Paulin Electric
                                   Fairdale, Kentucky 40118
                                                                                                             Woods Electric

                                                                                                             Hanen Electric

                                                                                                             T&O Controls
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PrimeNet, Inc.                     220 Eighth Avenue NW          Corporation    Delaware       74-2902100    None
                                   Glen Burnie, Maryland
                                   21061
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Primo Electric Company             220 Eighth Avenue NW          Corporation    Delaware       74-2902099    B&D Electric, Inc.
                                   Glen Burnie, Maryland
                                   21061                                                                     PrimeNet
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Raines Electric LP                 2525 Walnut Hill Lane         Limited        Texas          52-2132532    Raines Electrical
                                   Dallas, Texas 75229           Partnership                                 Contractors
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Riviera Electric, LLC              5001 South Zuni               Limited        Delaware       03-0507360    Riviera Electric
                                   Littleton, Colorado 80120     Liability
                                                                 Company
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Rodgers Electric Company,          1611 East Marine View         Corporation    Washington     91-1004905    None
Inc.                               Drive
                                   Everett, Washington 98201
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Ron's Electric, Inc.               2017 Demers Avenue            Corporation    Delaware       74-2925506    IES-North Plains
                                   Grand Forks, North Dakota
                                   58201
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Thomas Popp & Company              10152 International Blvd.     Corporation    Ohio           31-1112666    None
                                   Cincinnati, Ohio 45246
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Valentine Electrical, Inc.         104 Green Chimneys Court      Corporation    Delaware       74-2916344    Valentine
                                   Ashland, Virginia 23005                                                   Communications
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